Exhibit 99.1

© 2025 Zedge, Inc. Confidential. Company Overview April 23, 2025 Unless otherwise noted, data used in this presentation relates to the period ended January 31, 2025. Fiscal year end is July 31st.

© 2025 Zedge, Inc. Confidential. This presentation contains statements that are, or may be considered to be, forward - looking statements. All statements that are not historical facts are forward - looking statements and such forward - looking statements are statements made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Examples of forward - looking statements include: • statements about Zedge’s future performance; • projections of Zedge’s results of operations or financial condition; • statements regarding Zedge’s plans, objectives or goals, including those relating to its strategies ,initiatives, competition, acquisitions, dispositions and/or its products ; and Words such as "believe," "anticipate," "plan," "expect," "intend," "target," "estimate," "project," "predict," "forecast," "guideline," "aim," "will," "should," “likely,” "continue" and similar expressions are intended to identify forward - looking statements but are not the exclusive means of identifying such statements. Readers are cautioned not to place undue reliance on these forward - looking statements and all such forward - looking statements are qualified in their entirety by reference to the following cautionary statements. Forward - looking statements are based on Zedge’s current expectations, estimates and assumptions and because forward - looking statements address future results, events and conditions, they, by their very nature, involve inherent risks and uncertainties, many of which are unforeseeable and beyond Zedge’s control. Such known and unknown risks, uncertainties and other factors may cause Zedge’s actual results, performance or other achievements to differ materially from the anticipated results, performance or achievements expressed, projected or implied by these forward - looking statements. These factors include those discussed under the headings "Risk Factors" and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Zedge’s periodic reports filed with the Securities and Exchange Commission . Zedge cautions that such factors are not exhaustive and that other risks and uncertainties may cause actual results to differ materially from those in forward - looking statements. Forward - looking statements speak only as of the date they are made and are statements of current expectations concerning future results, events and conditions and Zedge is under no obligation to update any of the forward - looking statements, whether as a result of new information, future events or otherwise. 2 Safe Harbor Statement

© 2025 Zedge, Inc. Confidential. 3 $29M Market cap* $9M Enterprise Value* ~50% Free Cash Flow (FCF) Yield** About Zedge • We are experts in monetizing large user bases • We provide artists with tools, community, recognition, and the ability to make $$$ • We provide users with great content and a fun experience We do all of this utilizing Gen AI, gamification, fun competitions, and an awesome UX Our marketplaces create a powerful flwheel Zedge provides marketplaces for user - generated content (UGC) $20M Cash / No Debt $5M Buyback underway COMMERCE COMMUNITY COMPETITION CREATION MARKETING * As of April 16, 2025 ** Based off of enterprise value and TTM FCF

ZEDGE
© 2025 Zedge, Inc. Confidential.

Product Portfolio of Leading Category Killers

ZEDGE™


Wallpapers
Video wallpapers
Featured
Popular Collections
Popular

Leading marketplace for mobile phone personalization content with a rich suite of Gen AI creation tools

~25M
MAU

>725M
Installs

Emojipedia


AI Emoji Generator
Beta
Gestures & Expressions
Copy to Clipboard
Download
Share

#1 trusted search engine for all things emoji, now with Gen AI emoji creation tools

~10M
MAU

GuruShots


YOU ARE A VETERAN
Joined
Discover
My Best Photo
Join
Animals

World's leading photo competition game

>180M
photo uploads

4

ZEDGE™ © 2025 Zedge, Inc. Confidential.

Investor Highlights

Strong Core Business Performance

ZEDGE™ + Emojipedia

TTM Q2 FY '25:	
Revenue	+9%
Subscription Revenue	+24%
Gross Margin*	>93%

Since Beginning FY '24:	
Net subscriptions	+22%
ARPMAU**	+41%
ZP GTV***	+61%

Disciplined Capital Allocation

Free cash flow used for **internal growth** capital and **share repurchases**

~$4M in annualized cost reductions

Q2 FY25 company wide **restructuring** activities **streamlined** global operations; **rightsized** underperforming GuruShots business while it develops new roadmap

Unlocking product growth with AI

Zedge Marketplace: **pAInt Gen AI** creation suite

- Images (available) + Audio (coming soon)

Emojipedia: AI Emoji/digital sticker generator (available)

*Gross Margin defined as: revenue – cost of revenue
**ARPMAU = average revenue per monthly active user
***ZP = Zedge Premium; GTV= Gross Transaction Value

5

ZEDGE
© 2025 Zedge, Inc. Confidential.

Zedge Marketplace: Offers Growth Opportunities

Leading marketplace
for mobile phone
personalization content

~25M
MAU

~800K
Subscribers
(+22%)

725M
Total installs

13
Languages


Search Zedge
Z100
Wallpapers
Video wallpapers
Popular
Newest
Featured
Nature Aura
Popular Collections
Popular
PixelPano
617
Followers
Follow
All
Collections
Abstract Art
soldier1073

UGC + Premium Content
offers endless creative possibilities

pAInt AI creation suite
turns users into creators:

- Images
- Audio AI (coming in Spring 2025)

6

ZEDGE™
© 2025 Zedge, Inc. Confidential.

Monetization Expertise Driving >40% ARPMAU Growth*


Search Zedge
Z 100
Wallpapers
Video wallpapers
Abstract
Women
Puppy
Wolt
Wolt Delivery
Install
Popular
Wallpapers
Ringtones
AI Generator
My Zedge

Advertising

+36%

Increase in CPMs*

Relentless optimization of revenue streams


ZEDGE+
No Ads, No Interruptions
Unlimited 3D Parallax
50 Credits Every Week
Auto-Change Wallpapers
Choose your plan
Weekly
Lifetime
€13.99
Continue

Subscriptions

+17%

H1 FY '25 Rev Growth**

Endless testing value added features + pricing + term + geo + platform



Creator Economy

+42%

H1 FY '25 ZP GTV Growth**

pAInt + Artists sell their content to Zedge's **~25M** MAU

*Since beginning of FY24. **H1 FY24 to FY25

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© 2025 Zedge, Inc. Confidential. 8 Available globally Freemium model ‘Creator Economy’ feeder Audio AI expected in Spring 2025 Fuels growth opportunity across both Android and iOS Turn consumers into creators with a rich set of AI creation tools pAInt: AI Creation Tools Outputs: Avatars, filters, photo editing in any size or orientation Inputs: Text - to - image, image - to - image, and camera - to - image

© 2025 Zedge, Inc. Confidential. #1 trusted source for all things emoji 9 * Since being acquired in 2021 Emoji playground AI emoji sticker creation tools - Games - Mashups Revenue model Advertising today, subscriptions coming in H2 FY ‘25 ~10M MAU 19 Languages ~26% Revenue CAGR*

© 2025 Zedge, Inc. Confidential. 10 >180M photo uploads 4.5B votes in FY ’24 Strong community dynamic Single player or team gameplay Category leading photo competition game, globally Acquired in 2022

ZEDGE
© 2025 Zedge, Inc. Confidential.

GuruShots

Restructuring to Save $3M Annually

Causes

- Apple disrupted efficient UA - limiting precise targeting of prospective players (ATT framework)
- Marketing efforts were outsourced to an agency that yielded mediocre results
- Feature evolution was too slow

Remediation

- Wrote off cost of entire acquisition in FY ’24
- 48% net headcount reduction + upgraded team with seasoned gaming/marketing veterans
- Decreased marketing spend - aligned with attractive ROAS profile
- Run rate will approach breakeven starting in Q3 FY ’25
- GuruShots 2.0 discovery underway



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© 2025 Zedge, Inc. Confidential. 12 Disciplined Capital Allocation to Drive Shareholder Value Owner mindset Insider Ownership is ~16% of stock Innovation Reinvest in organic growth through cost efficient new product/feature development tied to meeting KPIs Share repurchases: $5M share repurchase underway (Prior $3M stock repurchase completed in December ’24) We believe our stock is one of the most attractive investments we can make. As of April 15, 2025 we have purchased 1.6M cumulative

© 2025 Zedge, Inc. Confidential. 13 Innovation is part of our DNA Audio AI Print on Demand ZP for Web Evolution of product development platform/process underway Goal is to enable faster feature/new product turnaround, testing and go/no go product decisions New Features for existing products under development Reimagine the game from scratch Improved user experience Monetization Features Gameplay Subscriptions New modern UX Stickers

© 2025 Zedge, Inc. Confidential. 14 Jonathan Reich CEO, Zedge, Inc. Jonathan has been our CEO since August ‘20 and as our President since July ’11. He has also served as our CFO (’16 - ’20) and COO (’11 - ’20). From ’07 to ’14, Mr. Reich served as President of Fabrix Systems, Inc. and, from 1999 to 2007, he served in various positions at net2phone, Inc., culminating with him as CEO of net2phone Global Services. Mr. Reich received a B.S. and M.S. in Operations Research from Columbia University’s School of Engineering and Applied Science in 1989 and 1993, respectively. Yi Tsai CFO, Zedge, Inc. Yi has served as our CFO and Treasurer since August ’20 and as Controller (between ’16 and ’20). Previously, he served as CFO of Peerless Systems Corporation (NASDAQ). He began his career in public accounting and has held positions with various financial institutions and multinational corporations. Yi is a CPA with a BS in Accounting from National Taipei University and an MBA in Finance from Case Western Reserve University’s Weatherhead School of Management. Tim Quirk SVP, Product, Zedge, Inc. Tim has served as SVP of Product since selling Freeform Development, a marketplace for musicians, to Zedge in ’17. Prior to Freeform he helped build Google Play as Google's Head of Global Content Programming, and ran the music content and operations team for Rhapsody, one of the first on - demand music streaming services. He's also the singer and lyricist for the punk - pop band Too Much Joy (Warner Brothers Records). Key management: Skilled and experienced team

© 2025 Zedge, Inc. Confidential. 15 Zedge Inc. is backed by the Jonas family IDT Corp (NYSE : IDT) founded by Howard Jonas and controlled by the Jonas family, spun off its controlling interest in Zedge in June 2016 . The Jonas family maintains significant holdings in Zedge and has a proven track record of unlocking value in the TMT space, including their sale of IDT Entertainment to Starz for $ 500 M and their sale of Straight Path Communications (NYSE : STRP) to Verizon for $ 3 . 2 B Board of Directors Michael Jonas. Executive Chairman, former Interim CEO of Zedge, Inc. Former EVP of Genie Energy. Howard Jonas. Vice - Chairman of Zedge, Inc., Chairman and Founder of IDT Corp., Chairman of Genie Energy, Chairman of IDW Media Holdings, and Executive Chairman of Rafael Holdings, Inc. Mark Ghermezian. Serial entrepreneur and successful investor with 20+ years of experience in founding, building, and investing in early - stage SaaS startups. Before becoming the Founder and General Partner at m]x[v Capital, Mark co - founded Braze (BRZE) and led the company as it’s founding CEO, pioneering a new category from ideation to IPO (Braze IPO’d in November 2021). As an angel investor, Mark was an early investor in companies such as Nutanix, Lattice, Thoughtspot, Rubrik, and Riskified, along with 50 other investments, largely focused on SaaS. Experiencing several IPOs, unicorns, and successful exits. At m]x[v Capital, Mark is proud to be a mentor to his founders and entrepreneurs, offering his experience and expertise to help their companies find the same success. Elliot Gibber. President & CEO of Deb El Food Products, a leader in the egg products business in the US and worldwide. Mr. Gibber was Chairman of the United Egg Association. He is an active investor in real estate, high tech and medical technologies. Paul Packer. Founded Globis Capital Advisors LLC, an investment advisory, in 2001. Globis invests in startups, micro - and small - cap companies with a focus on hi - tech. Mr. Packer was Chairman of The United States Commission for the Preservation of America’s Heritage Abroad. Gregory Suess. Founding partner of Activist Artists Management, LLC (“Activist.co”), a full - service management and consulting company. Prior to Activist, Mr. Suess co - founded ROAR, which was one of Hollywood’s leading entertainment management companies while under his leadership

© 2025 Zedge, Inc. Confidential. 16 Recent Financials • TikTok cut US ad spend to $0 due to government ban (returned to normal spending in February until at least mid - June) • Temporary glitch related to adding new ad demand partner (resolved in January) • Ongoing GuruShots decline (bottoming out) $35 $30 $25 $20 $15 $10 $5 $0 FY ‘23 FY ‘24 TTM Revenue by Category and Gross Margin $18 $4 $5 $1 $1 $4 $4 $21 $20 $5 $3 $2 Gross Margin % 96% 94% 92% 90% Advertising Subscriptions GuruShots H1 FY ’25 revenue negatively impacted by: ZP+Other Gross Margin $6M $4M $2M $0M FY ‘23 FY ‘24 TTM FCF (and overall non - GAAP profitability metrics) expected to improve beginning in Q3 FY ’25 due to $4M (annualized) in restructuring and other costs savings (Q4 FY25 will reflect full benefit) • $1.3M restructuring charge reported in Q2 FY '25 (Jan) • ~$1.1M restructuring charge to be recognized across Q3/Q4 FY '25 Free Cash Flow $1.7M $4.7M $4.3M $M Revenue $ Million

© 2025 Zedge, Inc. Confidential. 17 Why invest now? Strong core business performance ( ) ~$4M in annualized cost reductions will begin kicking in during Q3 FY ’25 Unlocking product growth with AI Disciplined capital allocation +

Company contact: Jonathan Reich, CEO jonathan.reich@zedge.net Investor relations contact: Brian Siegel (346) 396 - 8696 brian@haydenir.com (NYSE American: ZDGE)

© 2025 Zedge, Inc. Confidential. 19 H1 FY FY Q2 Q1 Q4 Q3 Q2 Q1 Q4 Q3 Q2 Q1 FY ‘25 2024 2023 FY ‘25 FY ‘25 FY ‘24 FY ‘24 FY ‘24 FY ‘24 FY ‘23 FY ‘23 FY ‘23 FY ‘23 Free Cash Flow Calculation $1.9 $0.3 $5.9 $1.2 $3.2 $1.5 $0.7 $0.1 $1.2 $0.2 $0.7 $0.2 $2.3 $0.2 $1.6 $0.4 $1.3 $0.4 $0.4 $0.3 $1.6 $0.4 $0.0 $0.4 $1.1 $0.3 Cash Flow from Operations Capital Expenditures $1.6 $4.7 $1.7 $0.6 $1.0 $0.5 $2.1 $1.2 $0.8 $0.1 $1.2 ($0.3) $0.7 Free Cash Flow Appendix - Reconciliation of Non - GAAP Financial Metrics TTM Free Cash Flow Yield Calculation ($M except for FCF yield) $28.9 $20.1 Market Cap (April 16, 2025) Cash as of January 31, 2025 $8.8 Enterprise Value $4.3 TTM FCF 48.1% FCF Yield

© 2025 Zedge, Inc. Confidential. 20 Appendix - Trended Financial Information* Q2 FY ‘25 Q1 FY ‘25 Q4 FY ‘24 Q3 FY ‘24 Q2 FY ‘24 Q1 FY ‘24 Q4 FY ‘23 In $M except for: EPS, ARPMAU, and Paid Subscriptions $7.0 $7.2 $7.6 $7.7 $7.8 $7.1 $6.6 Total Revenue $4.7 $4.9 $5.2 $5.5 $5.5 $4.9 $4.6 Advertising $0.6 $0.6 $0.7 $0.9 $0.9 $0.9 $1.0 Digital Good and Services $1.2 $1.2 $1.2 $1.1 $1.1 $1.0 $0.9 Subscriptions $0.4 $0.5 $0.5 $0.2 $0.3 $0.2 $0.2 Other $0.7 $1.2 $0.7 $2.3 $1.6 $1.3 $0.4 Cash Flow from Operations $0.6 $1.0 $0.5 $2.1 $1.2 $0.8 $0.1 Free Cash Flow 791 698 669 654 648 648 647 Active Subscribers (‘000) $0.078 $0.077 $0.079 $0.074 $0.072 $0.063 $0.055 ARPMAU $0.68 $0.68 $0.60 $0.59 $0.54 $0.42 $0.38 Zedge Premium - GTV * Numbers may not add due to rounding